Exhibit 10.2(c)

AMENDMENT No. 2 TO EVALUATION, OPTION AND LICENSE AGREEMENT

THIS AMENDMENT No. 2 TO EVALUATION, OPTION AND LICENSE AGREEMENT (“Amendment No.2”) is made as of March 3, 2020 (the “Amendment No.2 Effective Date”) by and between IDEAYA BIOSCIENCES, INC., a Delaware corporation, having a principal place of business at 7000 Shoreline Court, Suite 350, South San Francisco, California 94080 (“Company”), Cancer Research Technology Limited, a company registered in England & Wales under number 1626049 and located at the Angel Building, 407 St John Street, London EC1V 4AD, England (“CRT”), and The University of Manchester, a public research university located at Oxford Road, Manchester M13 9PL, England (“Manchester”) (with CRT and Manchester, collectively, “Institute”).

WHEREAS, Company and Institute are Parties to an Evaluation, Option and License Agreement having an effective date of April 28, 2017, as amended by that certain Amendment No.1 to Evaluation, Option and License Agreement dated April 22, 2019 (collectively, the “Original Agreement”, and together with this Amendment No. 2, the “Agreement”); and

WHEREAS, Parties desire to amend the Original Agreement to extend the Option Period, reduce the Option exercise license fee, increase the CRT sublicense revenue percentages, and restate the Research Plan, including to support certain research activities in the laboratory of Dr. Stephen Taylor at University of Manchester.

1.	The following provisions are amended and restated in their entirety, as follows:

1.62	“Research Plan” means the document attached as Exhibit B, including Exhibit B-1 and B-2.

1.63

“Research Term” means the period beginning on the Effective Date and ending on the first (1st) anniversary of the Amendment No.2 Effective Date unless extended by the mutual written agreement of the Parties.

2.1

Option Grant and Option Period. CRT hereby grants to Ideaya during the Option Period a first and exclusive option to obtain the licenses described in Section 2.4(b) (the “Option”). The “Option Period” will: (a) start on the Effective Date; and (b) end on the end of the Research Term; provided, however, that the Option Period shall be extended for eighteen months after the end of the Research Term (the “First Option Period Extension”) upon Ideaya providing to CRT prior to the expiration of the Research Term a written certification (i) that Ideaya (directly, through a contract research organization, or through a collaborator) continues to use Reasonable Efforts to Research a PARG Inhibitor and (ii) which attaches a high level, current research plan as to such Research (a “Research Certification); and provided further, however, that Ideaya may extend the Option Period for up to three (3) consecutive additional six (6) month periods beyond the First Option Period Extension upon (x) payment to CRT of Fifty Thousand Pounds (£50,000) for each six (6) month extension and (y) Ideaya providing a Research Certification to CRT.

3.1(b)

License Fees.  If Ideaya exercises the Option, then Ideaya shall pay CRT a license fee of Two Hundred Fifty Thousand Pounds (£250,000) within [***] days of notifying CRT in writing of such exercise.  If Ideaya does not exercise the Option, then Ideaya will not owe Institute any payments under this Section 3.1(b).

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

3.2(e)

CRT Sublicense Revenue. If this Agreement expires under Section 10.l(a) because Ideaya did not exercise its Option, or if Institute terminates this Agreement pursuant to Section 10.2 (a) (and not 10.2 (b) or 10.2 (c)), then CRT will pay to ldeaya [***] of Sublicense Revenue within [***] days after CRT receives such Sublicense Revenue. If this Agreement does not expire under Section 10. l(a) because Ideaya exercises its Option, or if Institute does not terminate this Agreement pursuant to Section 10.2, then CRT will not owe ldeaya any payments under this Section 3.2(e).

2.	Exhibit B of the Original Agreement is amended and restated in its entirety, pursuant to this Amendment No. 2, as attached hereto.

3.	All capitalized terms used but not otherwise defined in this Amendment No. 2 shall have the same meanings given to them in the Agreement.

4.	Except as expressly stated in this Amendment No. 2, the Agreement remains unchanged and in full force and effect

A facsimile or portable document format (“.pdf”) copy of this Amendment No. 2, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, authorized representatives of the Parties to the Agreement have executed this Amendment No. 2 as of the Amendment Effective Date.

[ SIGNATURE PAGE FOLLOWS ]

IDEAYA BIOSCIENCES, INC.	CANCER RESEARCH TECHNLOGY LTD.
By: /s/ [***]	By: /s/ [***]
Print Name: [***]	Print Name: [***]
Title: General Counsel	Title: Associate Director

THE UNIVERSITY OF MANCHESTER
By: /s/ [***]
Print Name: [***]
Title: Solicitor and Head of Contracts

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit B

(Amended and Restated pursuant to Amendment No. 2)

Research Plan

The Research Plan as set forth under this Exhibit B shall include:

(1)

the research plan pursuant to Exhibit B-1, having effect from the Effective Date of the Agreement through January 1, 2018, thereafter be suspended through the Amendment No.2 Effective Date (the period between January 1, 2018 and the Amendment No.2 Effective Date, the “Suspension Period”); and

(2)	the research plan pursuant to Exhibit B-2, having effect from Amendment No.2 Effective Date through the end of the Research Term as set forth in this Amendment No.2.

For the avoidance of doubt, any Patents or Know-How related to the PARG project generated by Ideaya during the Suspension Period shall be deemed to be Ideaya Project IP under the terms of the Agreement.

Exhibit B-1

Bringing to the Collaboration

IDEAYA

[***]

Manchester DDU

[***]

Research Plan (B-1)

[***]

Exhibit B-2

Research Plan (B-2)

[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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